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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       MARCH 1, 2000
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                              M&T BANK CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


         1-9861                                           16-0968385
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(Commission File Number)                    (I.R.S. Employer Identification No.)



One M&T Plaza, Buffalo, New York                                   14203
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (716) 842-5445
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                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         M&T Bank Corporation announced on March 1, 2000 that Manufacturers and Traders Trust Company ("M&T Bank"), its principal bank subsidiary, had consummated the acquisition of Matthews, Bartlett & Dedecker, Inc., a property and casualty insurance agency based in Buffalo, New York. The insurance agency will operate as a subsidiary of M&T Bank.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        M&T BANK CORPORATION



Date: March 1, 2000                     By: /s/ Michael P. Pinto
                                           ----------------------------
                                            Michael P. Pinto
                                            Executive Vice President
                                            and Chief Financial Officer




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